POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ Charles A. Austin, III

____________________________                                        Trustee

Charles A. Austin, III

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ K. Dun Gifford

____________________________                                        Trustee

K. Dun Gifford

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ Leroy Keith, Jr.

____________________________                                        Trustee

Leroy Keith, Jr.

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ Gerald M. McDonnell

____________________________                                        Trustee

Gerald M. McDonnell

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ David M. Richardson

____________________________                                        Trustee

David M. Richardson

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ Russell A. Salton, III, MD.

____________________________                                        Trustee

Russell A. Salton, III, M.D.

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Chairman of the Board and Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ Michael S. Scofield

____________________________                                        Chairman of the Board and Trustee

Michael S. Scofield

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ William W. Pettit

____________________________                                        Trustee

William W. Pettit

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter President and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ Dennis H. Ferro

____________________________                                        President

Dennis H. Ferro

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Treasurer and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 7, 2005.

Signature                                                                                  Title

/s/ Jeremy DePalma

____________________________                                        Treasurer

Jeremy DePalma

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of July 1, 2006.

Signature                                                                                  Title

/s/ Patricia B. Norris

____________________________                                        Trustee

Patricia B. Norris